Exhibit 17(a)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	LEGG MASON PARTNERS INCOME TRUST	PROXY
LEGG MASON WESTERN ASSET CORE BOND FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2012

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Western Asset Core Bond Fund (the “Target Fund”), a series of Legg Mason Partners Income Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Harris C. Goldblat and Barbara Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund to be held on September 28, 2012, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated June [ ], 2012 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

VOTE VIA THE TELEPHONE: 1-800-337-3503
VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement/Prospectus, dated June [ ], 2012 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:        ¢

1.	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Western Asset Core Bond Fund (the “Target Fund”), a series of Legg Mason Partners Income Trust (the “Trust”), in exchange for the assumption of all of the liabilities of the Target Fund and for shares of Western Asset Core Bond Fund (the “Acquiring Fund”) a series of Western Asset Funds, Inc., to be distributed to the shareholders of the Target Fund and (ii) the subsequent termination of the Target Fund as a series of the Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Exhibit 17(a)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	LEGG MASON PARTNERS INCOME TRUST	PROXY
LEGG MASON WESTERN ASSET CORE PLUS BOND FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2012

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Western Asset Core Plus Bond Fund (the “Acquired Fund”), a series of Legg Mason Partners Income Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Harris C. Goldblat and Barbara Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Acquired Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Acquired Fund to be held on September 28, 2012, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated June [ ], 2012 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

VOTE VIA THE TELEPHONE: 1-800-337-3503
VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement/Prospectus, dated June [ ], 2012 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:        ¢

1.	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Western Asset Core Plus Bond Fund (the “Target Fund”), a series of Legg Mason Partners Income Trust (the “Trust”), in exchange for the assumption of all of the liabilities of the Target Fund and for shares of Western Asset Core Plus Bond Fund (the “Acquiring Fund”) a series of Western Asset Funds, Inc., to be distributed to the shareholders of the Target Fund and (ii) the subsequent termination of the Target Fund as a series of the Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Exhibit 17(a)

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-800-337-3503, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY	LEGG MASON PARTNERS INCOME TRUST	PROXY
LEGG MASON WESTERN ASSET GLOBAL INFLATION MANAGEMENT FUND
PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2012

PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The undersigned holder of shares of Legg Mason Western Asset Global Inflation Management Fund (the “Target Fund”), a series of Legg Mason Partners Income Trust, hereby appoints Robert I. Frenkel, Thomas C. Mandia, Harris C. Goldblat and Barbara Allen attorneys and proxies for the undersigned, each with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Target Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders (the “Special Meeting”) of the Target Fund to be held on September 28, 2012, at the offices of Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, New York 10018, at 10:00 a.m., Eastern Time, and any adjournments or postponements thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement/Prospectus dated June [ ], 2012 and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or if only one shall be present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted “FOR” approval of the Proposal.

VOTE VIA THE TELEPHONE: 1-800-337-3503
VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title. Receipt of the Notice and the Proxy Statement/Prospectus, dated June [ ], 2012 is hereby acknowledged.

Signature(s)

Title(s), if applicable

Date

UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND MAIL THIS PROXY CARD

PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES.

PLEASE MARK VOTE AS IN THIS EXAMPLE:        ¢

1.	To consider and vote upon an Agreement and Plan of Reorganization, providing for (i) the acquisition of all of the assets of Legg Mason Western Asset Global Inflation Management Fund (the “Target Fund”), a series of Legg Mason Partners Income Trust (the “Trust”), in exchange for the assumption of all of the liabilities of the Target Fund and for shares of Western Asset Global Inflation Management Fund (the “Acquiring Fund”) a series of Western Asset Funds, Inc., to be distributed to the shareholders of the Target Fund and (ii) the subsequent termination of the Target Fund as a series of the Trust.	FOR ☐	AGAINST ☐	ABSTAIN ☐

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.